Co. ID: 11498 ****RESTRICTED STOCK****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
UTAH

NUMBER
AP-

SHARES

DYNATRONICS CORPORATION
SERIES A CONVERTIBLE PREFERRED STOCK

2,000,000 SERIES A PREFERRED DESIGNATED
NO PAR VALUE

THE DESIGNATIONS, PREFERENCES, LIMITATIONS, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF STOCK OF EACH CLASS OR SERIES OF THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR ANY EXISTING OR FUTURE CLASS OR SERIES, ARE SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED. THE CORPORATION WILL FURNISH A COPY OF THE ARTICLES OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST.

This Certifies that

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel acceptable to the issuer or transfer agent may be required."

Is The Record Holder Of * *

DYNATRONICS CORPORATION – SERIES A CONVERTIBLE PREFERRED STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CORPORATE CORPORATE Seal UTAH CORPORATE CORPORATE

PRESIDENT

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

INTERWEST TRANSFER CO. INC. *P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117*

THE DESIGNATIONS, PREFERENCES, LIMITATIONS, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF STOCK OF EACH CLASS OR SERIES OF THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR ANY EXISTING OR FUTURE CLASS OR SERIES, ARE SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED. THE CORPORATION WILL FURNISH A COPY OF THE ARTICLES OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST.

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel acceptable to the issuer or transfer agent may be required."

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act..........
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM.*

TRANSFER FEE WILL APPLY

◇◇◇ FOR MEDALLION GUARANTEE USE ONLY ◇◇◇